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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Trust's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-4961, 333-31421, 333-
39797, 333-38515, 333-52867 and 333-26597.

                                          Arthur Andersen LLP

Chicago, Illinois
March 23, 1999